Mid Cap Equity Portfolio – RAIMX

SUMMARY PROSPECTUS

Mid Cap Equity Portfolio – RAIMX
Institutional Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.rainierfunds.com.  You may also obtain this information at no cost by calling (800) 248-6314.  The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Mid Cap Equity Portfolio (the “Portfolio”) seeks to maximize long-term capital appreciation.

Fees and Expenses of the Portfolio
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Equity Portfolio.

Shareholder Fees (fees paid directly from your investment)	none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	none
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.04%

Example
This example is intended to help you compare the cost of investing in shares of the Mid Cap Equity Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

Portfolio Turnover
The Mid Cap Equity Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Mid Cap Equity Portfolio’s turnover rate was 144.92% of the average value of its portfolio.

Principal Investment Strategies
In pursuing its goal, the Mid Cap Equity Portfolio invests primarily (at least 80% of its assets) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. The Advisor considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index. The market capitalization of companies in which the Portfolio may invest may vary with market conditions. As of May 31, 2010, the market capitalization range of companies included in the Russell Midcap Index was $1.3 billion to $14.1 billion. Investments in companies that grow above these maximum capitalization criteria may continue to be held if the Advisor considers them to be particularly attractive. The Portfolio will normally invest in approximately 75 to 150 companies. Although the Portfolio does not expect to maintain significant positions in such securities on a normal basis, the Mid Cap Equity Portfolio may invest up to 25% of its assets in foreign securities.  These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange.  Currently, the Advisor intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”).

The Advisor refers to its stock selection philosophy as Growth at a Reasonable Price (GARP). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. The Portfolio is diversified over a broad cross-section of economic sectors and industries. To help control risk, the Advisor compares the Portfolio’s economic sector weightings to a broad index of medium-size companies, such as the Russell Midcap Index, and normally avoids extreme overweighting or underweighting relative to that index. The Advisor considers the sale of a specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

Principal Investment Risks
Since the Portfolio is invested in common stocks whose prices change daily, there is the risk that an investor could lose money. The Portfolio’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Advisor’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small- and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. Investments in foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  Growth stocks may fall out of favor with investors.  High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions and dealer mark-ups and other transaction costs.  This may also result in adverse tax consequences for shareholders.

Performance
The following performance information provides some indication of the risks of investing in the Mid Cap Equity Portfolio.  The bar chart below illustrates how the Portfolio’s total returns have varied from year to year.  The table below illustrates how the Portfolio’s average annual total returns for the 1-year, 3-year and Since Inception periods compare with a domestic broad-based market index and with a secondary index provided to illustrate how the Portfolio’s returns compare with a domestic growth style market index.  The Portfolio’s performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.  Updated performance is available on the Advisor’s website at www.rainierfunds.com.

MID CAP EQUITY PORTFOLIO
CALENDAR-YEAR TOTAL RETURNS (%)

The year-to-date total return as of June 30, 2010 for the Portfolio was -4.84%.

Best Quarter:+18.38%(third quarter, 2009)
Worst Quarter:-30.81%(fourth quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2009
	1 Year	3 Years	Since Inception 12/27/05
Mid Cap Equity Portfolio
Return before taxes	33.70%	-3.02%	2.28%
Return after taxes on distributions	33.69%	-3.32%	2.03%
Return after taxes on distributions and sale of fund shares	21.92%	-2.68%	1.84%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	40.48%	-4.59%	-0.28%
Russell Midcap®Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	-3.18%	-0.24%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher for certain figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investment Advisor
Rainier Investment Management, Inc.®.

Portfolio Managers
The Portfolio is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Daniel M. Brewer, CFA	Senior Portfolio Manager	Inception (2005)
Mark W. Broughton, CFA	Senior Portfolio Manager	Inception (2005)
Stacie L. Cowell, CFA	Senior Portfolio Manager	2006
Mark H. Dawson, CFA	Senior Portfolio Manager	Inception (2005)
Andrea L. Durbin, CFA	Senior Portfolio Manager	2007
James R. Margard, CFA	Chief Investment Officer	Inception (2005)
Peter M. Musser, CFA	Senior Portfolio Manager	Inception (2005)

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 248-6314 or through a financial intermediary.  The minimum initial investment in the Portfolio is $100,000. Additional investments may be made at any time with $1,000 or more.

Tax Information
The Portfolio’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Tax-deferred accounts will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial advisor to recommend the Portfolio over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.